EXHIBIT 32.2
Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant
Section 906 of Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of Matrix Service Company (the “Company”) on Form 10-Q for the period ending September 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Andrew J. Smith, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 5, 2026

/s/ Andrew J. Smith
Andrew J. Smith
Chief Financial Officer
(Duly Authorized Officer and Principal Accounting Officer)